Microfilm Number 9633-1326
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     Filed with the Department of State on MAY 09 1996
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     Entity Number 0309279
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     /s/ Yvette Kane
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     Secretary of the Commonwealth

            ARTICLES OF AMENDMENT-DOMESTIC BUSINESS CORPORATION
                           DSCB:15-1915 (REV 90)

          In compliance with the requirements of the applicable provisions of 15 Pa.C.S. Section 1915 (relating to articles of amendment) the undersigned business corporation, desiring to amend its Articles, hereby states that:

     1.        The name of the corporation is:   Rhone-Poulenc Rorer Inc.
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     2.        The (a) address of this corporation's current registered
     office in this Commonwealth or (b) name of its commercial registered office provider and the county of venue is: (the Department is hereby authorized to correct the following information to conform to the records of the Department):

      (a) 500 Arcola Road   Collegeville   PA   19426-0107   Montgomery
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           Number and Street    City      State      Zip       County

      (b) c/o: ________________________________________________________
                   Name of Commercial Registered Office Provider

     For a corporation or a limited partnership represented by a commercial registered office provider, the county in (b) shall be deemed the county in which the corporation or limited partnership is located for venue and official publication purposes.

     3.   The statute by or under which it was incorporated is:  _____

     4.   The date of incorporation is: :  July 1, 1968
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     5.   (Check, and if appropriate complete, one of the following):

        X The amendment shall be effective upon filing these Articles of Amendment in the Department of State.

          The amendment shall be effective on ___________ at __________
                                                  Date          Hour
     6.   (Check one of the following):

        X The amendment was adopted by the shareholders (or members) pursuant to 15 Pa.C.S. Section 1914(a) and (b).

          The amendment was adopted by the board of directors pursuant to 15 Pa.C.S. Section 1914(c).

     7.   (Check, and if appropriate complete, one of the following):

          The amendment adopted by the corporation, set forth in full, is as follows:

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DSCB:15-1915 (REV 90)-2



        X The amendment adopted by the corporation as set forth in full in Exhibit A attached hereto and made a part hereof.

     8. The restated Articles of Incorporation supersede the original Articles and all amendments thereto.


     IN TESTIMONY WHEREOF, the undersigned corporation has caused these Articles of Amendment to be signed by a duly authorized officer thereof this 7th day of May, 1996.

                                         Rhone-Poulenc Rorer Inc.
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                                          (Name of Corporation)


                                      BY:  /s/  Richard B. Young
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                                                Richard B. Young


                                      TITLE:     Secretary
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                                                    EXHIBIT A


RESOLVED, that pursuant to Section 1914(a) of the Pennsylvania Business Corporation Law, the Articles of Incorporation of the Corporation be and they are hereby are amended by deleting the first paragraph of Article FIFTH thereof and substituting therefore the following:

     FIFTH: The authorized Capital Stock of the corporation shall be six hundred and three million (603,000,000) shares, to be divided into two classes consisting of (a) three million (3,000,000) Preferred Shares, without par value, and
     (b) six hundred million (600,000,000) Common Shares, without par value. The following shares shall be uncertificated shares: all previously issued shares of the corporation owned by it and those Common Shares that may be issued under the Rhone-Poulenc Rorer Inc. Amended and Restated Stock Plan or the Rhone-Poulenc Rorer Inc. Equity Compensation Plan and are subject to any restrictions under either of such plans.